     As filed with the Securities and Exchange Commission on Oct. 11, 2005


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): OCT. 11, 2005

                                MONSANTO COMPANY
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     001-16167               43-1878297
 (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                         Identification No.)

                           800 North Lindbergh Blvd.,
                               St. Louis, MO 63167
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------------------------------------------------------------------------------

The information included in Exhibit 99, which is attached hereto and incorporated herein by reference, is being made purely on a voluntary basis to illustrate to investors the pro forma effects of the acquisitions of Seminis, Inc. and Emergent Genetics, Inc. and Emergent Genetics India Ltd. (collectively, "Emergent") on Monsanto Company's ("Monsanto" or the "company") historical statements of consolidated operations. The unaudited pro forma condensed combined statements of operations combines the historical statements of consolidated operations of Monsanto, Seminis and Emergent, giving effect to the acquisitions as if they had occurred on Sept. 1, 2003, the beginning of Monsanto's 2004 fiscal year. Pro forma information for fiscal years 2005 and 2004 has been included. Monsanto has elected to disclose this information to give investors a better understanding of the acquisitions. Though Monsanto was not required to provide this information, it is being provided in conformity with Article 11 of Regulation S-X. Investors are cautioned that past results may not be indicative of future performance.

We are furnishing the information contained in this report, including the Exhibit, pursuant to "Item 2.02 Results of Operations and Financial Condition" of Form 8-K promulgated by the SEC. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By furnishing this information on Form 8-K, we make no admission as to the materiality of any information in this report, including the Exhibit.

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       MONSANTO COMPANY
                                                       ----------------
                                                          (Registrant)

                                                   By: /s/ RICHARD B. CLARK
                                                       -------------------------
                                                   Richard B. Clark
                                                   Vice President and Controller

Date: Oct. 11, 2005

EXHIBIT INDEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXHIBIT
NO.                 DESCRIPTION
--------------------------------------------------------------------------------
99                  Unaudited pro forma condensed combined financial statements